UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2024

Comstock Holding Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Reston Metro Plaza, 10TH Floor
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (703) 230-1985

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CHCI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On September 11, 2024, CHCI Asset Management, LC (“CAM”), an entity wholly-owned by Comstock Holding Companies, Inc. (the “Company”), and Comstock Partners, LC (“CP”), an entity controlled by the Chief Executive Officer of the Company, Christopher Clemente, and wholly-owned by Mr. Clemente and certain family members, entered into the First Amendment to the Master Asset Management Agreement, with an effective date of July 1, 2024 (the “First Amendment”), which amends that certain Master Asset Management Agreement, dated as of June 13, 2022, between CAM and CP (the “2022 AMA”).
The First Amendment, among other things, (i) reflects the deferral of an Operating Assets Trigger Event (as defined in the 2022 AMA) for seven Real Estate Assets originally scheduled on October 1, 2024 (as defined in the 2022 AMA), at the election of the parties, to either (a) October 1, 2027, (b) upon the sale of a Real Estate Asset, (c) upon the refinance of the Real Estate Asset, or (d) the period of time in which a 85% leased rate has been achieved if the Real Estate Asset is a commercial asset; (ii) revises the definition of the Development and Construction Management Fee in the 2022 AMA to include payment of the fee during delays in delivery caused by a casualty event; and (iii) revises the definition of Supplemental Fees in the 2022 AMA to include a lease termination fee equal to 3.50% of the gross rental revenue paid by any tenant of a commercial asset in connection with the early termination of a lease.
Except as amended by the First Amendment, the terms of the 2022 AMA remain in full force and effect.
The foregoing summary of the terms of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

10.1	First Amendment to Master Asset Management Agreement, dated as of September 11, 2024 and effective as of July 1, 2024, between CHCI Asset Management, LC and Comstock Partners, LC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSTOCK HOLDING COMPANIES, INC.

Date: September 16, 2024	By:	/s/ CHRISTOPHER CLEMENTE
Christopher Clemente Chairman and Chief Executive Officer